Exhibit 99.1

NEWS RELEASE

Altus Midstream Announces Estimated First-Quarter 2021 Results

•	All four joint venture pipelines are in service, delivering natural gas, oil and NGLs;

•	Decreased gathering and processing operating costs for the seventh consecutive quarter; and

•	Paid first cash dividend in March; declared $1.50 per share dividend payable in June.

HOUSTON, May 5, 2021 – Altus Midstream Company (Nasdaq: ALTM) today announced its estimated results for the three-month period ending March 31, 2021.

The company reported an estimated first-quarter 2021 net income of $22 million including noncontrolling interests. Estimated Adjusted EBITDA for the first quarter 2021 was $65 million, and growth capital expenditures were approximately $21 million. Gathering and processing (G&P) throughput volumes for the period averaged 436 million cubic feet (MMcf) per day, approximately 72% of which was rich gas.

CEO Comment

“Altus Midstream continued its positive momentum in the first quarter of 2021 achieving free cash flow for the first full quarter, a significant milestone for the company. Our team also delivered remarkable safety and operational performance during the severe weather in February,” said Clay Bretches, Altus Midstream CEO and president. “Despite the challenges of the winter storm, our assets and operations quickly returned to pre-storm levels.

“We are optimistic that U.S. oil and gas demand will continue to recover in 2021. Our team remains focused on safe operations, bringing in third-party business, and asset optimization.”

CFO Comment

“With higher expected G&P volumes and a strong first-quarter performance, we are raising the midpoint of our 2021 EBITDA guidance to $255 million,” said Ben Rodgers, Altus Midstream chief financial officer. “Altus is in a stable financial position with ample operating cash flow and liquidity. Our growth capital obligations are minimal, and we remain on track to meet our annual guidance estimate of $30-40 million. Finally, we are pleased that the Board has declared our second quarterly dividend.”

ALTUS MIDSTREAM ANNOUNCES ESTIMATED FIRST-QUARTER 2021 RESULTS — PAGE 2 of 4

Dividend Announcement

The board of directors declared a cash dividend on the company’s Class A common shares. The dividend on Class A common shares is payable June 30, 2021, to stockholders of record on May 28, 2021, at a rate of $1.50 per share.

For updated financial guidance, please refer to the investor presentation released today at www.altusmidstream.com/investors.

Conference Call

Altus will host its first-quarter 2021 estimated results conference call Thursday, May 6, 2021, at 1 p.m. Central time. The conference call will be webcast from Altus’ website at www.altusmidstream.com/investors, and the webcast replay will be archived there as well. The conference call will also be available for playback by telephone for one week beginning May 6 at approximately 6 p.m. Central time. To access the telephone playback, dial (855) 859-2056 or (404) 537-3406 for international calls. The conference access code is 3586726.

About Altus Midstream Company

Altus Midstream Company is a pure-play, Permian-to-Gulf Coast midstream C-corporation. Through its consolidated subsidiaries, Altus owns gas gathering, processing and transmission assets servicing production in the Delaware Basin and owns equity interests in four Permian-to-Gulf Coast pipelines. Altus posts announcements, operational updates, investor information and press releases on its website, www.altusmidstream.com.

Additional information

Additional information follows, including a reconciliation of Adjusted EBITDA, Capital Investments and Growth Capital Investments (non-GAAP financial measures) to the GAAP measures.

Non-GAAP financial measures

Altus’ financial information includes information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to

ALTUS MIDSTREAM ANNOUNCES ESTIMATED FIRST-QUARTER 2021 RESULTS — PAGE 3 of 4

provide non-GAAP financial information to enhance understanding of our consolidated financial information as prepared in accordance with GAAP. Adjusted EBITDA, Capital Investments and Growth Capital Investments are non-GAAP measures. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Wherever a non-GAAP financial measure is disclosed in this earnings release, the non-GAAP measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure.

Forward-looking statements

This news release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “prospects,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for Altus Midstream’s and Apache’s operations, including statements about our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in our Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission for a discussion of risk factors that affect our business.

The company is currently finalizing its standard financial reporting procedures for the quarter ended March 31, 2021. As a result, all financial data included in this news release is preliminary, unaudited, and subject to change. While the financial data included in this news release is based on the most current

ALTUS MIDSTREAM ANNOUNCES ESTIMATED FIRST-QUARTER 2021 RESULTS — PAGE 4 of 4

information available to management, actual results for the quarter ended March 31, 2021 may differ materially from such estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, primarily related to the completion of the review of the accounting treatment of the company’s public and private warrants based on the April 12, 2021 SEC Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (SPACS). Other factors that could cause actual results for the quarter ended March 31, 2021 to differ materially from the estimates contemplated by the forward-looking statements included in this news release include, but are not limited to, inaccurate assumptions, changes in estimates or judgments, and facts or circumstances affecting the application of the company’s critical accounting policies. During the course of the preparation of the consolidated financial statements for the quarter ended March 31, 2021, items may be identified that could cause final reported results to be materially different from the preliminary financial estimates presented herein.

Any forward-looking statement made by us in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Contacts

Media:        (713) 296-7276 Alexandra Franceschi

Investors:    (281) 302-2286 Patrick Cassidy

-end-

ALTUS MIDSTREAM COMPANY

STATEMENT OF CONSOLIDATED OPERATIONS

(Estimated and Unaudited)

(In thousands)

	For the Quarter Ended
	March 31,
	2021	2020(1)
REVENUES:
Midstream services revenue - affiliate	$31,529	$40,767
Product sales - third parties	2,617	102

Total revenues	34,146	40,869

COSTS AND EXPENSES:
Costs of product sales	1,993	91
Operations and maintenance	7,402	10,591
General and administrative	3,455	4,178
Depreciation and accretion	4,000	3,914
Impairments	441	—
Taxes other than income	3,808	3,443

Total costs and expenses	21,099	22,217

OPERATING INCOME	13,047	18,652
OTHER INCOME (LOSS):
Unrealized derivative instrument loss	(16,529)	(61,984)
Interest income	1	7
Income from equity method interests, net:	21,688	15,842
Warrants valuation adjustment	(664)	1,877
Other	7,544	(188)

Total other income (loss)	12,040	(44,446)
Financing costs, net of capitalized interest	2,598	273

NET INCOME (LOSS) BEFORE INCOME TAXES	22,489	(26,067)
Current income tax benefit	—	(696)

NET INCOME (LOSS) INCLUDING NONCONTROLLING INTERESTS	22,489	(25,371)
Net income attributable to Preferred Unit limited partners	19,492	18,262

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	2,997	(43,633)
Net income (loss) attributable to Apache limited partner	2,817	(35,552)

NET INCOME (LOSS) ATTRIBUTABLE TO CLASS A COMMON SHAREHOLDERS	$180	$(8,081)

(1)

This period has been adjusted to reflect the estimated effect of applying the guidance in the SEC’s April 12, 2021 Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”).

ALTUS MIDSTREAM COMPANY

SUPPLEMENTAL FINANCIAL INFORMATION AND OPERATING STATISTICS

(Estimated and Unaudited)

(In thousands)

SUMMARY CASH FLOW INFORMATION

	For the Quarter Ended
	March 31,
	2021	2020
Net cash provided by operating activities	$43,272	$51,538
Net cash used in investing activities	(13,222)	(97,615)
Net cash provided by (used in) financing activities	(2,932)	59,395

SUMMARY BALANCE SHEET INFORMATION

	March 31,	December 31,
	2021	2020(1)
Cash and cash equivalents	$51,306	$24,188
Other current assets	24,888	18,581
Property, plant and equipment, net	193,416	195,836
Equity method interests	1,566,672	1,555,182
Deferred charges and other	6,294	5,843

Total assets	$1,842,576	$1,799,630

Current liabilities	$21,884	$29,983
Long-term debt	657,000	624,000
Deferred credits and other noncurrent liabilities	227,545	209,495
Redeemable noncontrolling interest - Apache limited partner	662,432	575,125
Redeemable noncontrolling interest - Preferred Unit limited partners	604,749	608,381
Shareholders’ equity (deficit)	(331,034)	(247,354)

Total liabilities, noncontrolling interests, and shareholders’ equity	$1,842,576	$1,799,630

(1)

This period has been adjusted to reflect the estimated effect of applying the guidance in the SEC’s April 12, 2021 Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”).

SUMMARY OPERATING STATISTICS

	For the Quarter Ended
	March 31,
	2021	2020
Throughput volumes of natural gas (MMcf/d)
Rich wellhead gas	316	430
Lean wellhead gas	120	147

Total throughput	436	577

ALTUS MIDSTREAM COMPANY

NON-GAAP FINANCIAL MEASURES

(Estimated and Unaudited)

(In thousands)

Reconciliation of net income (loss) including noncontrolling interest to Adjusted EBITDA

We define Adjusted EBITDA as net income (loss) including noncontrolling interests before financing costs (net of capitalized interest), interest income, income taxes, depreciation and accretion and adjust such equivalent items from our income from equity method interests. We also exclude (when applicable) impairments, unrealized gains or losses on derivative instruments, and other items affecting comparability of results to peers. Our management believes Adjusted EBITDA is useful for evaluating our operating performance and comparing results of our operations from period-to-period and against peers without regard to financing or capital structure. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income (loss) including noncontrolling interests or any other measure determined in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing our financial performance, such as our cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. The presentation of Adjusted EBITDA should not be construed as an inference that our results will be unaffected by unusual or non-recurring items. Additionally, our computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The GAAP measure used by the Company that is most directly comparable to Adjusted EBITDA is net income (loss) including noncontrolling interests. Adjusted EBITDA should not be considered as an alternative to the GAAP measure of net income (loss) including noncontrolling interests or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income (loss) including noncontrolling interests. Adjusted EBITDA should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Our definitions of Adjusted EBITDA may not be comparable to similarly titled measures of other companies in our industry, thereby diminishing its utility.

Our management compensates for the limitations of Adjusted EBITDA as an analytical tool, by reviewing the comparable GAAP measure, understanding the differences between Adjusted EBITDA as compared to net income (loss) including noncontrolling interests and incorporating this knowledge into its decision-making processes. Our management believes that investors benefit from having access to the same financial measures that the Company uses in evaluating operating results.

	For the Quarter Ended
	March 31,	March 31,
	2021	2020(1)
Net income (loss) including noncontrolling interests	$22,489	$(25,371)

Add:
Financing costs, net of capitalized interest	2,598	273
Depreciation and accretion	4,000	3,914
Impairments	441	—
Unrealized derivative instrument loss	16,529	61,984
Equity method interests Adjusted EBITDA	39,911	23,686
Warrants valuation adjustment	664	(1,877)
Loss on sales of assets	—	188
Other	169	290
Less:
Gain on asset sales	76	—
Interest income	1	7
Income from equity method interests, net	21,688	15,842
Income tax benefit	—	696

Adjusted EBITDA (Non-GAAP)	$65,036	$46,542

(1)

This period has been adjusted to reflect the estimated effect of applying the guidance in the SEC’s April 12, 2021 Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”).

Other midstream activity
Cash distributions received from our equity method interests	$31,350	$22,537

ALTUS MIDSTREAM COMPANY

TOTAL GROWTH CAPITAL INVESTMENTS

(Estimated and Unaudited)

(In thousands)

Reconciliation of costs incurred in midstream activity to capital investments and growth capital investments

Management believes the presentation of capital investments and growth capital investments is useful for investors to assess Altus’ expenditures related to our midstream capital activity. We define capital investments as costs incurred in midstream activities, adjusted to exclude asset retirement obligation revisions and liabilities incurred, while including amounts paid during the period for abandonment and decommissioning expenditures given the uncertainty and timing of when the actual abandonment activity will occur. Management believes total growth capital investments provides a more accurate reflection of Altus’ current-period expenditures related to midstream capital activity and is consistent with how we plan our capital budget.

	For the Quarter Ended
	March 31,	March 31,
	2021	2020
Costs incurred in midstream activity
Property, plant and equipment, gross	$995	$7,079
Equity method interests	20,522	82,827

Total cost incurred in midstream activity	$21,517	$89,906

Reconciliation of costs incurred to midstream capital investment:
Asset retirement obligations incurred and revisions	$—	$—
Asset retirement obligations settled	—	—

Total capital investments	21,517	89,906

Less: Maintenance capital costs incurred	(858)	—

Total growth capital investments	$20,659	$89,906